UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2014

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 20, 2014, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (“Cheniere Partners”), an indirect subsidiary of Cheniere Energy, Inc., closed (i) the sale of $2.0 billion aggregate principal amount of its 5.75% Senior Secured Notes due 2024 (the “2024 Notes”) pursuant to the Purchase Agreement dated May 13, 2014 between SPL and RBC Capital Markets, LLC, as representative of the initial purchasers named therein (the “2024 Initial Purchasers”) and (ii) the sale of $500 million aggregate principal amount of its 5.625% Senior Secured Notes due 2023 (the “2023 Notes”, and together with the 2024 Notes, the “Notes”) pursuant to the Purchase Agreement dated May 15, 2014 between SPL and RBC Capital Markets, LLC, as representative of the initial purchasers named therein (the “2023 Initial Purchasers”, and together with the 2024 Initial Purchasers, the “Initial Purchasers”). The 2023 Notes constitute a further issuance of and form a single series with the 5.625% Senior Secured Notes due 2023 that were issued by SPL on April 16, 2013. The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(2) of the Securities Act and Rule 144A and Regulation S thereunder.
Indenture
Fourth Supplemental Indenture
The 2024 Notes were issued on May 20, 2014 (the “Issue Date”) pursuant to the Indenture, dated as of February 1, 2013 (the “Base Indenture”), by and among SPL, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of May 20, 2014, between SPL and the Trustee, relating to the 2024 Notes (the “Fourth Supplemental Indenture”).
Under the terms of the Fourth Supplemental Indenture, the 2024 Notes will mature on May 15, 2024 and will accrue interest at a rate equal to 5.75% per annum on the principal amount from May 20, 2014, with such interest payable semi-annually, in cash in arrears, on May 15 and November 15 of each year, beginning on November 15, 2014.
The 2024 Notes are senior secured obligations of SPL and rank senior in right of payment to any and all of SPL’s future indebtedness that is subordinated in right of payment to the 2024 Notes and equal in right of payment with all of SPL’s existing and future indebtedness (including all loans under SPL’s existing credit facilities, all obligations under SPL’s letter of credit and reimbursement agreement and all of SPL’s outstanding senior secured notes, including the 2023 Notes) that is senior and secured by the same collateral securing the 2024 Notes. The 2024 Notes are effectively senior to all of SPL’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the 2024 Notes.
As of the Issue Date, the 2024 Notes were not guaranteed but will be guaranteed in the future by all of SPL’s future restricted subsidiaries. Such guarantees will be joint and several obligations of the guarantors of the 2024 Notes. The guarantees of the 2024 Notes will be senior secured obligations of the guarantors.
At any time or from time to time prior to February 15, 2024, SPL may redeem all or a part of the 2024 Notes, at a redemption price equal to the “make-whole” price set forth in the Fourth Supplemental Indenture, plus accrued and unpaid interest, if any, to the date of redemption. SPL also may at any time on or after February 15, 2024, redeem the 2024 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

Fifth Supplemental Indenture

The 2023 Notes were issued on the Issue Date pursuant to the Base Indenture, as supplemented by a fifth supplemental indenture, dated as of May 20, 2014, between SPL and the Trustee, relating to the 2023 Notes (the “Fifth Supplemental Indenture”). The Base Indenture as supplemented by the Fourth Supplemental Indenture and the Fifth Supplemental Indenture is referred to herein as the “Indenture.”
Under the terms of the Fifth Supplemental Indenture, the 2023 Notes will mature on April 15, 2023 and will accrue interest at a rate equal to 5.625% per annum on the principal amount from April 15, 2014, with such interest payable semi-annually, in cash in arrears, on April 15 and October 15 of each year, with the next interest payment on October 15, 2014.
The 2023 Notes are senior secured obligations of SPL and rank senior in right of payment to any and all of SPL’s future indebtedness that is subordinated in right of payment to the 2023 Notes and equal in right of payment with all of SPL’s existing and future indebtedness (including all loans under SPL’s existing credit facilities, all obligations under SPL’s letter of credit and reimbursement agreement and all of SPL’s outstanding senior secured notes, including the 2024 Notes) that is senior and secured by the same collateral securing the 2023 Notes. The 2023 Notes are effectively senior to all of SPL’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the 2023 Notes.
As of the Issue Date, the 2023 Notes were not guaranteed but will be guaranteed in the future by all of SPL’s future restricted subsidiaries. Such guarantees will be joint and several obligations of the guarantors of the 2023 Notes. The guarantees of the 2023 Notes will be senior secured obligations of the guarantors.
At any time or from time to time prior to January 15, 2023, SPL may redeem all or a part of the 2023 Notes, at a redemption price equal to the “make-whole” price set forth in the Fifth Supplemental Indenture, plus accrued and unpaid interest, if any, to the date of redemption. SPL also may at any time on or after January 15, 2023, redeem the 2023 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.
General
The Indenture also contains customary terms and events of default and certain covenants that, among other things, limit SPL’s ability and the ability of SPL’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness or purchase, redeem or retire capital stock, sell or transfer assets, including capital stock of SPL’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries, incur liens, enter into transactions with affiliates, consolidate, merge, sell or lease all or substantially all of SPL’s assets and enter into certain LNG sales contracts. The Indenture covenants are subject to a number of important limitations and exceptions.
The foregoing description of the Fourth Supplemental Indenture and the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, respectively, which are filed as Exhibits 4.1 and 4.2 hereto, and are incorporated by reference herein. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated February 4, 2013, filed by Cheniere Partners on Form 8‑K.

Registration Rights Agreement
In connection with the closing of the sale of the Notes, SPL and RBC Capital Markets, LLC, as representative of the respective Initial Purchasers, entered into a Registration Rights Agreement dated May 20, 2014 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of each of the 2023 Notes and the 2024 Notes, respectively, for a like aggregate principal amount of debt securities of SPL issued under the Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, SPL has also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the 2023 Notes and the 2024 Notes, respectively. SPL will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.
This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit
Number	Description
4.1*
Fourth Supplemental Indenture, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

4.2*
Fifth Supplemental Indenture, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

10.1*
Registration Rights Agreement, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC (Incorporated by reference to Exhibit 10.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

________________________
* Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 22, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1*
Fourth Supplemental Indenture, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

4.2*
Fifth Supplemental Indenture, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

10.1*
Registration Rights Agreement, dated as of May 20, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC (Incorporated by reference to Exhibit 10.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on May 22, 2014).

________________________
* Incorporated herein by reference.